                                                                  Exhibit 99.1


          PRICELINE.COM REPORTS 4TH QUARTER AND FULL-YEAR 2002 RESULTS

            2002 HOTEL ROOM NIGHTS SOLD INCREASE 47 PERCENT OVER 2001

     NEW ADVERTISING CAMPAIGN HIGHLIGHTS VALUE AND QUALITY OF HOTEL PRODUCT


     NORWALK, Conn., February 10, 2003 -- Priceline.com (Nasdaq: PCLN) today reported a 4th quarter 2002 GAAP net loss of $7.4 million, or $0.03 per share, after giving effect to previously announced restructuring and other charges. On a pro forma basis, the Company reported a net loss of $2.5 million, or $0.01 per share, on revenues of $197.3 million for the 4th quarter, which was consistent with Company guidance provided in November. By comparison, in the 4th quarter 2001, priceline.com had a GAAP net loss of $1.3 million, or $0.01 per share, on revenue of $235.3 million, and pro forma net income of $3.4 million, or $0.01 per diluted share.

Priceline.com reported pro forma EBITDA for the 4th quarter 2002 of $1.2 million compared with $6.2 million for the 4th quarter of 2001. Pro forma financial information is stated before restructuring, special and severance charges, stock-based compensation and option payroll tax, impairment of certain investments and preferred stock dividends. (The attached financial and statistical supplement reconciles pro forma financial information with the Company's financial results under GAAP). EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Priceline.com ended 2002 with $149.6 million in cash and short-term investments. Priceline.com has no debt.

Priceline.com reported growth in its key customer metrics. The Company's customer base grew to 16.1 million, with repeat business for the quarter registering 66.3 percent. (Repeat business is defined as the number of total unique purchase offers coming from repeat customers divided by the number of total unique purchase offers).

For full-year 2002, priceline.com had revenue of $1 billion, compared with $1.2 billion during 2001. On a GAAP basis, priceline.com had a full-year 2002 net loss of $21.5 million, or $0.09 per share, which included a $24.2 million non-cash charge for the impairment of certain Company investments. During 2001, priceline had a GAAP net loss of $15.9 million, or $0.08 per share. On a pro forma basis, priceline.com had full-year 2002 net income of $9.5 million, or $0.04 per diluted share. This compares to pro forma net income of $15.1 million or $0.07 per diluted share during 2001. Full-year 2002 pro forma EBITDA was $24.5 million, compared to $24.4 million during 2001.

"Priceline.com's 4th quarter results came in consistent with our November guidance despite continued deterioration in travel market conditions which we believe are generally tied to the potential for war in the Middle East, a weakened airline industry and economic uncertainty," said priceline.com President and Chief Executive Officer Jeffery H. Boyd. "Continued weakness in opaque airline ticket sales was partially offset by another strong quarter for our hotel business, which sold almost 1 million hotel room nights. In total, hotel room nights sold were up 47 percent in 2002 compared to the previous year. On a quarterly basis, hotel room nights sold grew 22 percent compared to 4th quarter 2001."

Mr. Boyd continued, "In 2002, priceline.com made good progress in building its hotel, packages and retail travel businesses, thereby reducing its reliance on opaque airline ticket sales. In the fourth quarter of 2002, 63% of all booked customer offers were derived from services other than the Company's opaque airline product, up from 47% in the fourth quarter of 2001. We significantly increased our investment in the hotel business with a major TV campaign launched in January featuring the quality of our hotel inventory and our delivery of up to 40 percent savings compared to leading online sites. The early results are encouraging with quarter-to-date room night sales up over 30% compared to the same period last year."

Today, priceline.com also reported specific progress on travel initiatives that included expansion of its hotel service and the integration of Name Your Own Pricesm and retail travel services:

         o HOTELS. Priceline.com reported that it now has more than 9,000 name-brand hotel properties participating in its hotel program, covering the U.S., Europe, Asia, Canada, Mexico and the Caribbean. All of the major chains work with priceline.com, enabling the Company to offer its customers top-of-the-line hotel rooms.

         o RETAIL OFFERINGS. During the 4th quarter, priceline.com began offering airline tickets, hotel rooms, rental cars and vacation packages at competitive, disclosed retail prices through Lowestfare.com. (Priceline.com acquired the Lowestfare.com domain name and trademarks in 2002). In addition to the major full-service airlines, Lowestfare.com sells seats on popular discount airlines. Priceline.com also began to offer unbound priceline.com customers the opportunity to purchase retail products from Lowestfare.com. In the 4th quarter, priceline.com achieved $10.4 million in total retail travel bookings. Gross retail bookings are not recognized as revenue because Priceline does not act as merchant in a retail transaction. Priceline's revenue recognition is limited to the fees and commissions it earns as an agent.

         o PACKAGES. During the 4th quarter, Lowestfare.com began selling fixed-price air/hotel packages provided by GOGO Worldwide Vacations. Priceline.com is scheduled to integrate a retail package product into its own service in 2003.

 "We believe that our hotel service is clearly a best-of-breed product that delivers high quality at lower prices than the other leading online hotel booking services," said Mr. Boyd. "We will market and advertise this message aggressively to consumers throughout 2003. Priceline.com and Lowestfare.com have also taken and will continue to take the steps necessary to furnish customers with one-stop solutions that save them time and money on their travel purchases. We expect airline industry conditions will continue to put pressure on our opaque airline ticket sales. However, we believe that total travel bookings and revenue in our other businesses - hotels, packages, rental cars and retail offerings - will continue to grow. We expect to reach an inflection point sometime in the second half of this year, at which point the year-over-year decreases in our opaque airline ticket sales will be overtaken by the size and corresponding growth rates of our collective other businesses. We believe that progress in these businesses position priceline.com for improved operating results and long-term growth."

Looking forward, Mr. Boyd said, "Total revenue for the month of January was approximately $62 million, reflecting continued weakness in opaque airline ticket sales, offset partially by continued strong hotel performance. Excluding the effects of a potential war in the Middle East or terrorist events that might negatively impact the travel industry, we expect revenue in February and March will exceed that of January, and we expect pro forma results in the 1st quarter 2003 will range from break-even to a loss of $0.02 per share. Incorporated into that guidance is the Company's decision to continue to invest in advertising for our hotel service during the quarter. On the same assumptions, we continue to expect that priceline.com will return to profitability by the 2nd quarter of this year and we expect to have 2003 full-year pro forma EPS that will exceed that of 2002."

ABOUT PRICELINE.COM

Priceline.com offers products for sale in two categories: a travel service that offers leisure airline tickets, hotel rooms, rental cars, vacation packages and cruises; and a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee. Priceline.com also owns the Internet domain names and trademarks of LowestFare.com, another Web-based travel site. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees.

USE OF PRO FORMA RESULTS

The Company believes that the presentation of pro forma results in this press release and the exhibits to this press release provides investors and analysts with useful supplementary information concerning the company's ongoing cash operating profits (or losses) and its cash operating margins. Furthermore, the Company has historically used pro forma results as an internal measure of the company's performance. Pro forma measures do not have standardized meanings and are therefore unlikely to be comparable to similar measures presented by other companies. Pro forma results are presented for informational purposes only and should not be considered as a substitute for the historical financial information presented in accordance with generally accepted accounting principles. A reconciliation of pro forma results to the Company's financial results under generally accepted accounting principles is provided in the attached financial and statistical supplement.

                                       ###


For press information:  Brian Ek at priceline.com  203-299-8167
(brian.ek@priceline.com)


INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks or war in Iraq; adverse changes in the Company's relationships with airlines and other product and service providers including, without limitation, the withdrawal of suppliers from the priceline.com system; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                 PRICELINE.COM INCORPORATED
                                 CONSOLIDATED BALANCE SHEETS
                                  (IN THOUSANDS, UNAUDITED)


                                                                           DECEMBER 31,     DECEMBER 31,
                                                                               2002              2001
                                                                           ------------     ------------
ASSETS

Current assets:
      Cash and cash equivalents                                            $    67,182    $    99,943
      Restricted cash                                                           18,248         15,396
      Short-term investments                                                    64,154         49,269
      Accounts receivable, net of allowance for doubtful accounts of
           $1,262 and $4,170 at December 31, 2002 and 2001, respectively        13,636         15,665
      Prepaid expenses and other current assets                                  6,348          5,038
                                                                           -----------    -----------
           Total current assets                                                169,568        185,311

Property and equipment, net                                                     21,413         32,266
Goodwill                                                                        10,517         23,646
Other assets                                                                     9,664         20,967
                                                                           -----------    -----------

      Total assets                                                         $   211,162    $   262,190
                                                                           ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                     $    35,375    $    45,941
      Accrued expenses                                                          27,889         36,240
      Other current liabilities                                                  2,063          5,115
                                                                           -----------    -----------
           Total current liabilities                                            65,327         87,296
      Accrued expenses                                                             715          2,838
                                                                           -----------    -----------
           Total liabilities                                                    66,042         90,134

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                                 13,470         25,345

Stockholders' equity:
      Common stock                                                               1,884          1,836
      Treasury stock                                                          (338,410)      (326,633)
      Additional paid-in capital                                             2,033,944      2,015,849
      Accumulated deficit                                                   (1,565,869)    (1,544,341)
      Accumulated other comprehensive income:
           Cumulative currency translation adjustment                              101           --
                                                                           -----------    -----------
           Total stockholders' equity                                          131,650        146,711
                                                                           -----------    -----------

      Total liabilities and stockholders' equity                           $   211,162    $   262,190
                                                                           ===========    ===========

                           PRICELINE.COM INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts, unaudited)



                                                                      THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                   ---------------------------     -----------------------------
                                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                       2002           2001            2002            2001
                                                                   ------------    -----------     ------------     ------------
 Travel revenues                                                   $ 195,913       $ 232,918        $ 996,815       $ 1,162,223
 Other revenues                                                        1,388           2,386            6,791             9,530
                                                                   ---------       ---------       ----------       ------------
      Total revenues                                                 197,301         235,304        1,003,606         1,171,753

 Cost of travel revenues                                             166,710         195,608          844,142           976,035
 Cost of other revenues                                                  107             443            1,098             2,812
                                                                   ---------       ---------       ----------       -----------
      Total costs of revenues                                        166,817         196,051          845,240           978,847
                                                                   ---------       ---------       ----------       -----------

 Gross profit                                                         30,484          39,253          158,366           192,906

 Operating expenses:
     Sales and marketing                                              16,566          21,915           82,741           115,366
     General and administrative                                        7,270           5,709           29,153            28,659
     Payroll tax on employee stock options                                 -             222              120               909
     Stock based compensation                                            250           7,196            1,000            16,508
     Systems and business development                                  9,773          10,129           40,964            41,293
     Special charge (reversal)                                             -          (1,218)            (200)           (1,218)
     Restructuring charge (reversal)                                   4,654          (1,536)           3,738              (136)
     Severance charge (reversal)                                           -               -              (55)            5,412
     Impairments of investments in licensees                               -               -           24,229                 -
                                                                   ---------       ---------       ----------       -----------
      Total operating expenses                                        38,513          42,417          181,690           206,793
                                                                   ---------       ---------       ----------       -----------
Operating loss                                                        (8,029)         (3,164)         (23,324)          (13,887)

Other income:
     Loss on sale of equity investment                                     -               -                -              (946)
     Interest income                                                     617           1,342            2,843             6,996
     Equity in net income of pricelinemortgage                             -             517            1,131               551
     Gain (loss) on property and equipment                                 1             (17)             165               (17)
     Other                                                                 -               -                1                 -
                                                                   ---------       ---------       ----------       -----------
     Total other income                                                  618           1,842            4,140             6,584
                                                                   ---------       ---------       ----------       -----------

 Net loss                                                             (7,411)         (1,322)         (19,184)           (7,303)
 Preferred stock dividend                                                  -               -           (2,344)           (8,563)
                                                                   ---------       ---------       ----------       -----------

Net loss applicable to common stockholders                          $ (7,411)       $ (1,322)       $ (21,528)        $ (15,866)
                                                                   =========       =========       ==========       ===========

Net loss applicable to common stockholders per basic and
    diluted common share                                            $  (0.03)       $  (0.01)       $  (0.09)         $  (0.08)
                                                                   =========       =========       ==========       ===========

Weighted average number of basic and diluted                         224,709         223,042          227,283          205,000
common shares outstanding                                          =========       =========       ==========       ===========


                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                                         THREE MONTHS ENDED DECEMBER 31, 2002
                                                                    ---------------------------------------------------
                                                                                       PRO FORMA
                                                                     REPORTED          ADJUSTMENTS          PRO FORMA
                                                                    ----------        --------------        ----------
        Travel revenues                                              $ 195,913                                $ 195,913
        Other revenues                                                   1,388                                    1,388
                                                                     ---------         ------------           ---------
             Total revenues                                            197,301                                  197,301

        Cost of travel revenues                                        166,710                                  166,710
        Cost of other revenues                                             107                                      107
                                                                     ---------         ------------           ---------
             Total costs of revenues                                   166,817                                  166,817
                                                                     ---------         ------------           ---------

        Gross profit                                                    30,484                                   30,484
                                                                     ---------         ------------           ---------

        Operating expenses:
             Sales and marketing                                        16,566                                   16,566
         General and administrative                                      7,270                                    7,270
             Payroll tax on employee stock options                           -                                        -
             Stock based compensation                                      250                 (250)(a)               -
             Systems and business development                            9,773                                    9,773
             Restructuring charge                                        4,654               (4,654) (b)               -
                                                                     ---------         ------------           ---------
             Total operating expenses                                   38,513               (4,904)             33,609
                                                                     ---------         ------------           ---------

        Operating loss                                                  (8,029)               4,904              (3,125)

        Other income:
             Interest income                                               617                                      617
             Equity in net income of pricelinemortgage                       -                                        -
             Gain on disposal of fixed assets                                1                   (1)(c)               -
                                                                     ---------         ------------           ---------
             Total other income                                            618                   (1)                617
                                                                     ---------         ------------           ---------
         Net loss                                                       (7,411)               4,903              (2,508)
         Preferred stock dividend                                            -                    -                   -
                                                                     ---------         ------------           ---------
        Net loss applicable to common stockholders                    $ (7,411)        $      4,903             $ (2,508)
                                                                     =========         ============           =========

        Net loss applicable to common stockholders per
            basic and diluted common share                            $  (0.03)        $       0.02            $  (0.01)
                                                                     =========         ============           =========

        Weighted average number of basic and diluted
           common shares outstanding                                   224,709                                   224,709
                                                                     =========                                =========

  (a)   Amortization of stock based compensation expense.
  (b)   Restructuring charges.
  (c)   Gain on sale of property and equipment.

                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                                        THREE MONTHS ENDED DECEMBER 31, 2001

                                                                                        PRO FORMA
                                                                    REPORTED           ADJUSTMENTS           PRO FORMA
                                                                   ----------         ------------         -------------
        Travel revenues                                             $ 232,918                                $ 232,918
        Other revenues                                                  2,386                                    2,386
                                                                    ---------          ----------            ---------
             Total revenues                                           235,304                                  235,304

        Cost of travel revenues                                       195,608                                  195,608
        Cost of other revenues                                            443                                      443
                                                                    ---------          ----------            ---------
             Total costs of revenues                                  196,051                                  196,051
                                                                    ---------          ----------            ---------
        Gross profit                                                   39,253                                   39,253
                                                                    ---------          ----------            ---------
        Operating expenses:
             Sales and marketing                                       21,915                                   21,915
             General and administrative                                 5,709                                    5,709
             Payroll tax on employee stock options                        222                (222)(a)                -
             Stock based compensation                                   7,196              (7,196)(b)                -
             Systems and business development                          10,129                                   10,129
             Special charge                                            (1,218)              1,218 (c)                -
             Restructuring charge                                      (1,536)              1,536 (d)                -
                                                                    ---------          ----------            ---------
             Total operating expenses                                  42,417              (4,664)              37,753
                                                                    ---------          ----------            ---------
        Operating loss                                                 (3,164)              4,664                1,500

        Other income:
             Loss on disposal of fixed assets                             (17)                 17 (e)                -
             Equity in net income of pricelinemortgage                    517                                      517
             Interest income                                            1,342                                    1,342
                                                                    ---------          ----------            ---------
             Total other income                                         1,842                  17                1,859
                                                                    ---------          ----------            ---------
         Net loss                                                      (1,322)              4,681                3,359
                                                                    ---------          ----------            ---------
        Net loss applicable to common stockholders                   $ (1,322)            $ 4,681              $ 3,359
                                                                    =========           =========            =========

        Net loss income applicable to common stockholders
           per basic common share                                    $  (0.01)           $   0.02              $  0.02
                                                                    =========           =========            =========

        Weighted average number of basic common shares outstanding    223,042                                  223,042
                                                                    =========           =========            =========

        Net loss income applicable to common stockholders
            per diluted common share                                   n/a               $   0.02            $   0.01
                                                                    =========           =========            =========

        Weighted average number of diluted common shares
            outstanding                                                n/a                                    235,242
                                                                    =========                                =========


  (a) Employer payroll taxes on employee exercises of non-qualified stock options.
  (b)   Amortization of stock based compensation expense.
  (c)   Recovery of special charges.
  (d)   Recovery of restructuring charges.
  (e)   Loss on sale of property and equipment.

                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                                                        TWELVE MONTHS ENDED DECEMBER 31, 2002
                                                                    -------------------------------------------------
                                                                                       PRO FORMA
                                                                    REPORTED           ADJUSTMENTS          PRO FORMA
                                                                    ---------          ------------         ---------
              Travel revenues                                       $ 996,815                                $ 996,815
              Other revenues                                            6,791                                    6,791
                                                                    ---------           -----------          ---------
                   Total revenues                                   1,003,606                                1,003,606

              Cost of travel revenues                                 844,142                                  844,142
              Cost of other revenues                                    1,098                                    1,098
                                                                    ---------           -----------          ---------
                   Total costs of revenues                            845,240                                  845,240
                                                                    ---------           -----------          ---------

              Gross profit                                            158,366                                  158,366
                                                                    ---------           -----------          ---------
              Operating expenses:
                   Sales and marketing                                 82,741                                   82,741
                   General and administrative                          29,153                                   29,153
                   Payroll tax on employee stock options                  120                 (120)(a)               -
                   Stock based compensation                             1,000               (1,000)(b)               -
                   Systems and business development                    40,964                                   40,964
                   Special charge (reversal)                             (200)                 200 (c)               -
                   Restructuring charge (reversal)                      3,738               (3,738)(d)               -
                   Severance charge (reversal)                            (55)                  55 (e)               -
                   Impairments of investments in licensees             24,229              (24,229)(f)               -
                                                                    ---------           -----------          ---------

                   Total operating expenses                           181,690              (28,832)            152,858
                                                                    ---------           -----------          ---------

              Operating loss                                          (23,324)              28,832               5,508

              Other income:
                   Interest income                                      2,843                                    2,843
                   Equity in net income of pricelinemortgage            1,131                                    1,131
                   Gain on disposal of fixed assets                       165                 (165)(g)               -
                   Other                                                    1                                        1
                                                                    ---------           -----------          ---------
                   Total other income                                   4,140                 (165)              3,975
                                                                    ---------           -----------          ---------

               Net loss                                               (19,184)              28,667               9,483
               Preferred stock dividend                                (2,344)               2,344                   -
                                                                    ---------           ----------           ---------

              Net loss applicable to common stockholders            $ (21,528)            $ 31,011             $ 9,483
                                                                    =========           ==========           =========

              Net loss income applicable to common stockholders
                 per basic common share                             $   (0.09)            $   0.14             $  0.04
                                                                    =========           ==========           =========

              Weighted average number of basic common shares
                 outstanding                                          227,283                                  227,283
                                                                    =========                                =========

              Net loss income applicable to common stockholders
                  per diluted common share                              n/a              $    0.13            $   0.04
                                                                    =========           ==========           =========

              Weighted average number of diluted common shares
                 outstanding                                           n/a                                     234,458
                                                                    =========                                =========

     (a) Employer payroll taxes on employee exercises of non-qualified stock options.
     (b)      Amortization of stock based compensation expense.
     (c)      Recovery of special charges.
     (d)      Restructuring charges.
     (e)      Recovery of severance charges.
     (f)      Impairment of priceline investments.
     (g)      Gain on sale of property and equipment.

                           PRICELINE.COM INCORPORATED
                  SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)



                                                                           TWELVE MONTHS ENDED DECEMBER 31, 2001
                                                                     ----------------------------------------------
                                                                                     PRO FORMA
                                                                       REPORTED      ADJUSTMENTS        PRO FORMA
                                                                     ------------   ------------       ------------
Travel revenues                                                       $ 1,162,223                      $ 1,162,223
Other revenues                                                              9,530                            9,530
                                                                      -----------      ----------      -----------
     Total revenues                                                     1,171,753                        1,171,753

Cost of travel revenues                                                   976,035                          976,035
Cost of other revenues                                                      2,812                            2,812
                                                                      -----------      ----------      -----------
     Total costs of revenues                                              978,847                          978,847

Gross profit                                                              192,906                          192,906
                                                                      -----------      ----------      -----------
Operating expenses:
     Sales and marketing                                                  115,366                          115,366
     General and administrative                                            28,659                           28,659
     Payroll tax on employee stock options                                    909           (909)(a)             -
     Stock based compensation                                              16,508        (16,508)(b)             -
     Systems and business development                                      41,293                           41,293
     Special charge (reversal)                                             (1,218)         1,218 (c)             -
     Restructuring charge (reversal)                                         (136)           136 (d)             -
     Severance charge (reversal)                                            5,412         (5,412)(e)             -
                                                                      -----------      ----------      -----------

     Total operating expenses                                             206,793        (21,475)          185,318
                                                                      -----------      ----------      -----------

Operating loss                                                            (13,887)        21,475             7,588

Other income:
     Loss on sale of equity investment                                       (946)           946 (f)             -
     Loss on disposal of fixed assets                                         (17)            17 (g)             -
     Equity in net income of pricelinemortgage                                551                              551
     Interest income                                                        6,996                            6,996
                                                                      -----------      ----------      -----------
     Total other income                                                     6,584            963             7,547
                                                                      -----------      ----------      -----------

 Net loss                                                                  (7,303)        22,438            15,135
 Preferred stock dividend                                                  (8,563)         8,563 (h)               -
                                                                      -----------      ----------      -----------

Net loss applicable to common stockholders                            $   (15,866)     $  31,001       $    15,135
                                                                      ===========      =========       ===========

Net loss applicable to common stockholders per
  basic common share                                                  $     (0.08)     $    0.15       $      0.07
                                                                     ============      =========       ===========

Weighted average number of basic common shares
  outstanding                                                             205,000                          205,000
                                                                     ============                      ===========
Net loss applicable to common stockholders
  per diluted common share                                                 n/a         $    0.14       $      0.07
                                                                     ============      =========       ===========

Weighted average number of diluted common shares
  outstanding                                                              n/a                             217,667
                                                                     ============                      ===========


  (a) Employer payroll taxes on employee exercises of non-qualified stock options.
  (b)   Amortization of stock based compensation expense.
  (c)   Recovery of special charges.
  (d)   Recovery of restructuring charges.
  (e)   Severance charge.
  (f)   Loss on sale of equity investment.
  (g)   Loss on sale of property and equipment.
  (h)   Non-cash preferred stock dividend.

PRICELINE.COM INCORPORATED - 2002 FOURTH QUARTER FINANCIAL DATA SUPPLEMENT

                                                                                    PAGE NUMBER
                                                                                    -----------
        PRICELINE.COM FINANCIALS


               Pro Forma Consolidated Statements of Operations                           1

               Pro Forma priceline.com Europe Ltd. Statement of Operations               2

               Consolidated Balance Sheets                                               3



        OFFER AND CUSTOMER ACTIVITY                                                      4

        PRODUCT DETAIL

               Air                                                                       5

               Hotels                                                                    6

               Rental Cars                                                               7












        THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON FORM 10-Q. CERTAIN DATA HAVE BEEN RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT ARE NOT CONSISTENT WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

PRICELINE.COM INCORPORATED
-------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)


INCOME STATEMENT ANALYSIS                        1Q01            2Q01          3Q01          4Q01          1Q02          2Q02
-------------------------                    -------------    ---------- -------------- ------------- ------------- -------------
Travel revenues                                 $ 267,020     $ 362,492     $ 299,793     $ 232,918     $ 259,899     $ 302,882
Other revenues                                      2,684         2,264         2,196         2,386         1,986         1,574
                                                 --------     ---------     ---------     ---------     ---------     ---------
     Total revenues                               269,704       364,756       301,989       235,304       261,885       304,456

Cost of travel revenues                           225,496       303,979       250,952       195,608       219,511       255,972
Cost of other revenues                              1,093           671           605           443           381           336
                                                  -------       -------       -------       -------       -------       -------
     Total costs of revenues                      226,589       304,650       251,557       196,051       219,892       256,308
                                                  -------       -------       -------       -------       -------       -------
                       Gross profit             $  43,115     $  60,106     $  50,432     $  39,253     $  41,993     $  48,148
                                                  -------       -------       -------       -------       -------       -------
Operating expenses:
  Advertising                                      16,189        13,701         9,600         7,385        10,227        12,777
  Sales and marketing                              14,434        19,117        20,410        14,530        10,564        11,813
  General and administrative                        9,404         7,477         6,069         5,709         6,636         7,788
  Systems and business development                 11,112         9,892        10,160        10,129        10,533        10,520
                                                  -------       -------       -------       -------       -------       -------
  Total operating expenses                      $  51,139     $  50,187     $  46,239     $  37,753     $  37,960     $  42,898

Pro-forma operating (loss) income               ($  8,024)    $   9,919     $   4,193     $   1,500     $   4,033     $   5,250

Other                                                  --            --            --            --           (36)           37
Equity in net income of pricelinemortgage              --            --            34           517           492           245
Interest income                                     1,776         1,816         2,062         1,342           782           788
Pro forma net (loss) income                     ($  6,248)    $  11,735     $   6,289     $   3,359     $   5,271     $   6,320
                                                =========     =========     =========     =========     =========     =========
Pro forma EBITDA                                ($  3,986)    $  13,895     $   8,352     $   6,161     $   8,849     $   9,935
                                                =========     =========     =========     =========     =========     =========
Pro forma net (loss) income per basic share     ($   0.03)    $    0.06     $    0.03     $    0.02     $    0.02     $    0.03
                                                =========     =========     =========     =========     =========     =========
Pro forma net (loss) income per diluted share   ($   0.03)    $    0.05     $    0.03     $    0.01     $    0.02     $    0.03
                                                =========     =========     =========     =========     =========     =========
     Severance (charge)/reversal                       --        (5,412)           --            --            --            55
     Special (charge)/reversal                         --            --            --         1,218            --           200
     Restructuring (charge)/reversal               (1,400)           --            --         1,536           824            --
     Impairments of investments in licensees           --            --            --            --            --            --
     Stock based compensation                      (5,157)       (3,140)       (1,015)       (7,196)         (250)         (250)
     Payroll tax on employee stock options            (23)         (367)         (297)         (222)         (104)          (16)
     Preferred stock dividend                          --            --        (8,563)           --        (1,854)           --
    (Loss)/gain on property and equipment              --            --            --           (17)           --            --
     Loss on sale of equity investment               (946)           --            --            --            --            --
                                                  -------       -------       -------       -------       -------       -------
Net (loss) income                               ($ 13,774)    $   2,816     ($  3,586)    ($  1,322)    $   3,887     $   6,309
                                                =========     =========     =========     =========     =========     =========
Net (loss) income applicable to common
  stockholders ($0.07)ic comm$0.01are                                       ($   0.02)    ($   0.01)    $    0.02     $    0.03
                                                =========     =========     =========     =========     =========     =========
Net (loss) income applicable to common
  stockholders ($0.07)uted co$0.01share                                     ($   0.02)    ($   0.01)    $    0.02     $    0.03
                                                =========     =========     =========     =========     =========     =========

Weighted average common shares:
     Basic                                        188,589       196,581       216,132       223,042       227,503       229,679
     Diluted                                      188,589       220,021       216,132       235,242       239,970       239,502
Common shares outstanding, end of period          200,843       209,496       223,583       224,038       229,544       229,789

----------------------------------------          -------       -------       -------       -------       -------       -------

GROSS MARGIN                                        16.0%         16.5%         16.7%         16.7%         16.0%         15.8%

                                                                               4Q02 VS.   12 MONTHS    12 MONTHS   12 MOS. 2002 VS.
INCOME STATEMENT ANALYSIS                           3Q02           4Q02          4Q02         2002        2001       12 mos. 2001
-------------------------                       ----------     -----------    ---------   ---------     ---------   ---------------
Travel revenues                                 $   238,121     $   195,913      -16%    $   996,815     $ 1,162,223     -14%
Other revenues                                        1,843           1,388      -42%          6,791           9,530     -29%
                                                 ----------      ----------              -----------         -------
     Total revenues                                 239,964         197,301      -16%      1,003,606       1,171,753     -14%

Cost of travel revenues                             201,949         166,710      -15%        844,142         976,035     -14%
Cost of other revenues                                  274             107      -76%          1,098           2,812     -61%
                                                 ----------      ----------              -----------         -------
     Total costs of revenues                        202,223         166,817      -15%        845,240         978,847     -14%
                                                 ----------      ----------              -----------         -------
                       Gross profit             $    37,741     $    30,484      -22%    $   158,366     $   192,906     -18%
                                                 ----------      ----------              -----------         -------

Operating expenses:
  Advertising                                        11,649          10,011       36%         44,664          46,875     -5%
  Sales and marketing                                 9,145           6,555      -55%         38,077          68,491     -44%
  General and administrative                          7,459           7,270       27%         29,153          28,659       2%
  Systems and business development                   10,138           9,773       -4%         40,964          41,293     -1%
                                                 ----------      ----------              -----------         -------
  Total operating expenses                      $    38,391     $    33,609      -11%    $   152,858     $   185,318     -18%

Pro-forma operating (loss) income               ($      650)    ($    3,125)    -308%    $     5,508     $     7,588     -27%
Other                                                    --              --        --              1              --      --
Equity in net income of pricelinemortgage               394              --     -100%          1,131             551      --
Interest income                                         656             617      -54%          2,843           6,996     -59%
                                                 ----------      ----------              -----------         -------
Pro forma net (loss) income                     $       400     ($    2,508)    -175%    $     9,483     $    15,135     -37%
                                                 ==========      ==========               ==========        ========
Pro forma EBITDA                                $     4,498     $     1,221      -80%    $    24,503     $    24,422       0%
                                                 ==========      ==========               ==========        ========
Pro forma net (loss) income per basic share     $      0.00     ($     0.01)    -150%    $      0.04     $      0.07     -43%
                                                 ==========      ==========               ==========        ========
Pro forma net (loss) income per diluted share   $      0.00     ($     0.01)    -150%    $      0.04     $      0.07     -43%
                                                 ==========      ==========               ==========        ========
     Severance (charge)/reversal                         --              --        --             55          (5,412)    -101%
     Special (charge)/reversal                           --              --     -100%            200           1,218         --
     Restructuring (charge)/reversal                     92          (4,654)    -403%         (3,738)            136     -2849%
     Impairments of investments in licensees        (24,229)             --        --        (24,229)             --         --
     Stock based compensation                          (250)           (250)     -97%         (1,000)        (16,508)    -94%
     Payroll tax on employee stock options               --              --     -100%           (120)           (909)    -87%
     Preferred stock dividend                          (490)             --        --         (2,344)         (8,563)        --
    (Loss)/gain on property and equipment               164               1     -106%            165             (17)        --
     Loss on sale of equity investment                   --              --        --             --            (946)    -100%
                                                 ----------      ----------              -----------         -------
Net (loss) income                               ($   24,313)    ($    7,411)     461%    ($   21,528)    ($   15,866)        36%
                                                 ==========      ==========               ==========        ========
Net (loss) income applicable to common
  stockholders                                  ($     0.11)    ($     0.03)     200%    ($     0.09)    ($     0.08)       13%
                                                 ==========      ==========               ==========        ========
Net (loss) income applicable to common
  stockholders                                  ($     0.11)    ($     0.03)     200%    ($     0.09)    ($     0.08)        13%
                                                 ==========      ==========               ==========        ========
Weighted average common shares:
     Basic                                          227,273         224,709        1%        227,283         205,000         11%
     Diluted                                        231,507         224,709       -4%        234,458         217,667          8%
Common shares outstanding, end of period            224,705         224,711        0%        224,711         224,038          0%

----------------------------------------             -------        -------     -------     --------         -------       ------

GROSS MARGIN                                                                    15.7%           15.5%           15.8%      16.5%

PRICELINE.COM EUROPE LTD.
-------------------------------------------------------------------------------
PRO FORMA STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)

                                                                                                                12 MONTHS
INCOME STATEMENT ANALYSIS                                   1Q02         2Q02          3Q02         4Q02           2002
-------------------------                              ------------   ----------   ----------    ----------    -----------
Travel revenues                                         $   3,090     $   3,180     $   2,909     $   1,894     $  11,073
Other revenues                                               --            --            --            --            --
                                                        ---------     ---------     ---------     ---------     ---------
     Total revenues                                         3,090         3,180         2,909         1,894        11,073

Cost of travel revenues                                     2,647         2,882         2,574         1,644         9,747
Cost of other revenues                                       --            --            --            --            --
                                                        ---------     ---------     ---------     ---------     ---------

     Total costs of revenues                                2,647         2,882         2,574         1,644         9,747
                                                        ---------     ---------     ---------     ---------     ---------

                       Gross profit                     $     443     $     298     $     335     $     250     $   1,326
                                                        ---------     ---------     ---------     ---------     ---------

Operating expenses:
  Advertising                                                  36           301           245           272           854
  Sales and marketing                                         317           298           324           300         1,239
  General and administrative                                1,146           963         1,398         1,133         4,640
  Systems and business development                            853           663           680           633         2,829
                                                        ---------     ---------     ---------     ---------     ---------

  Total operating expenses                              $   2,352     $   2,225     $   2,647     $   2,338     $   9,562

Operating loss                                          ($  1,909)    ($  1,927)    ($  2,312)    ($  2,088)    ($  8,236)

Other income                                                 --            --               1          --               1
Interest income                                                 6             4             6             3            19
                                                        ---------     ---------     ---------     ---------     ---------

Pro forma net loss                                      ($  1,903)    ($  1,923)    ($  2,305)    ($  2,085)    ($  8,216)
                                                        =========     =========     =========     =========     =========

Pro forma EBITDA                                        ($  1,725)    ($  1,753)    ($  2,137)    ($  1,911)    ($  7,526)
                                                        =========     =========     =========     =========     =========

Pro forma net loss per parent basic and diluted share   ($   0.01)    ($   0.01)    ($   0.01)    ($   0.01)    ($   0.04)
                                                        =========     =========     =========     =========     =========

     Restructuring charge                                    --            --            --          (1,790)       (1,790)
                                                        ---------     ---------     ---------     ---------     ---------

Net loss                                                ($  1,903)    ($  1,923)    ($  2,305)    ($  3,875)    ($ 10,006)
                                                        =========     =========     =========     =========     =========

Weighted average common shares:
     Basic                                                227,503       229,679       227,273       224,709       227,283
     Diluted                                              239,970       239,502       231,507       224,709       234,458


-----------------------------------------------------   ---------     ---------     ---------     ---------     ---------


GROSS MARGIN                                                 14.3%          9.4%         11.5%         13.2%         12.0%


Does not include certain intercompany consolidation adjustments.

priceline.com Incorporated
--------------------------------------------------------------------------------
Consolidated Balance Sheets
In thousands
(Unaudited)


                                                                  3/31/01        6/30/01        9/30/01       12/31/01
                                                                -----------    -----------    -----------    -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                     $    98,698    $   124,284    $    99,013    $    99,943
  Restricted cash                                                    21,793         15,139          8,685         15,396
  Short-term investments                                             26,394         30,433         45,498         49,269
  Accounts receivable, net of allowance for doubtful accounts        20,706         25,839         15,021         15,665
  Note receivable                                                        --          8,500         10,000             --
  Prepaid expenses and other current assets                          10,908          6,784          7,759          5,038
                                                                -----------    -----------    -----------    -----------
    Total current assets                                            178,499        210,979        185,976        185,311

PROPERTY AND EQUIPMENT, net                                          35,861         34,870         33,137         32,266
GOODWILL                                                                 --             --             --         23,646
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                        3,250          3,250          3,250             --
OTHER ASSETS                                                         22,952         19,562         19,322         20,967
                                                                -----------    -----------    -----------    -----------
    TOTAL ASSETS                                                $   240,562    $   268,661    $   241,685    $   262,190
                                                                ===========    ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                              $    51,377    $    69,531    $    34,931    $    45,941
  Accrued expenses                                                   26,630         32,210         30,484         36,240
  Other current liabilities                                           4,978          5,161          4,943          5,115
                                                                -----------    -----------    -----------    -----------
    Total current liabilities                                        82,985        106,902         70,358         87,296

  Accrued expenses                                                    4,747          3,789          3,367          2,838
                                                                -----------    -----------    -----------    -----------
    Total liabilities                                                87,732        110,691         73,725         90,134
                                                                -----------    -----------    -----------    -----------
SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                      80,000         55,032         25,345         25,345
                                                                -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY:
  Common stock                                                        1,650          1,720          1,832          1,836
  Treasury stock                                                   (326,633)      (326,633)      (326,633)      (326,633)
  Additional paid-in capital                                      1,948,533      1,971,588      2,013,974      2,015,849
  Deferred compensation                                              (8,471)        (4,304)        (3,539)            --
  Accumulated deficit                                            (1,542,249)    (1,539,433)    (1,543,019)    (1,544,341)
  Accumulated other comprehensive income:
    Cumulative currency translation adjustment                           --             --             --             --
                                                                -----------    -----------    -----------    -----------
    Total stockholders' equity                                       72,830        102,938        142,615        146,711
                                                                -----------    -----------    -----------    -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $   240,562    $   268,661    $   241,685    $   262,190
                                                                ===========    ===========    ===========    ===========


                                                                  3/31/02        6/30/02        9/30/02       12/31/02
                                                                -----------    -----------    -----------    -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                     $    92,051    $    98,140    $    66,857    $    67,182
  Restricted cash                                                    17,454         19,573         18,174         18,248
  Short-term investments                                             68,327         62,458         67,478         64,154
  Accounts receivable, net of allowance for doubtful accounts        20,218         21,977         16,654         13,636
  Note receivable                                                        --             --             --             --
  Prepaid expenses and other current assets                          10,544          8,640          9,068          6,348
                                                                -----------    -----------    -----------    -----------
    Total current assets                                            208,594        210,788        178,231        169,568


PROPERTY AND EQUIPMENT, net                                          31,291         28,205         25,279         21,413
GOODWILL                                                             22,535         22,535         10,517         10,517
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                           --             --             --             --
OTHER ASSETS                                                         19,731         20,606          9,791          9,664
                                                                -----------    -----------    -----------    -----------
    TOTAL ASSETS                                                $   282,151    $   282,134    $   223,818    $   211,162
                                                                ===========    ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                              $    62,177    $    55,422    $    40,972    $    35,375
  Accrued expenses                                                   31,750         32,318         25,861         27,889
  Other current liabilities                                           5,050          4,954          3,495          2,063
                                                                -----------    -----------    -----------    -----------
    Total current liabilities                                        98,977         92,694         70,328         65,327

  Accrued expenses                                                    2,365          1,483          1,001            715
                                                                -----------    -----------    -----------    -----------
    Total liabilities                                               101,342         94,177         71,329         66,042
                                                                -----------    -----------    -----------    -----------
SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                      13,470         13,470         13,470         13,470
                                                                -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY:
  Common stock                                                        1,880          1,882          1,884          1,884
  Treasury stock                                                   (326,633)      (326,633)      (338,410)      (338,410)
  Additional paid-in capital                                      2,032,547      2,033,313      2,033,938      2,033,944
  Deferred compensation                                                  --             --             --             --
  Accumulated deficit                                            (1,540,455)    (1,534,145)    (1,558,458)    (1,565,869)
  Accumulated other comprehensive income:
    Cumulative currency translation adjustment                           --             70             65            101
                                                                -----------    -----------    -----------    -----------
    Total stockholders' equity                                      167,339        174,487        139,019        131,650
                                                                -----------    -----------    -----------    -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $   282,151    $   282,134    $   223,818    $   211,162
                                                                ===========    ===========    ===========    ===========

Certain reclassifications have been made to conform to current year presentation.

priceline.com Incorporated
--------------------------------------------------------------------------------
Offer and Customer Activity


UNIQUE OFFERS:              1Q01         2Q01        3Q01          4Q01
                          ---------   ----------   ----------   ----------
New Customer Offers         891,490    1,025,041      927,338      854,082
Repeat Customer Offers    1,217,217    1,620,157    1,559,727    1,491,942
  Total Unique Offers     2,108,707    2,645,198    2,487,065    2,346,024

Repeat customer offers/        57.7%        61.2%        62.7%        63.6%
  total unique offers

CUSTOMERS
---------
New Customers               891,490    1,025,041      927,338      854,082

Cumulative Customers      9,886,150   10,911,191   11,838,529   12,692,611

                                                                               4Q02 VS.
UNIQUE OFFERS:               1Q02         2Q02         3Q02         4Q02         4Q01
                          ----------   ----------   ----------   ----------   ----------
New Customer Offers          874,792      964,464      825,026      759,465      -11%
Repeat Customer Offers     1,530,745    1,819,872    1,707,494    1,496,970        0%
  Total Unique Offers      2,405,537    2,784,336    2,532,520    2,256,435       -4%

Repeat customer offers/         63.6%        65.4%        67.4%       66.3%
  total unique offers

CUSTOMERS
---------
New Customers                874,792      964,464      825,026      759,465      -11%

Cumulative Customers      13,567,403   14,531,867   15,356,893   16,116,358       27%



THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

priceline.com Incorporated
--------------------------------------------------------------------------------
Air

                                                                                                                           4Q02 VS.
                      1Q01       2Q01         3Q01         4Q01         1Q02         2Q02         3Q02         4Q02         4Q01
                   ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Tickets Sold       1,075,555   1,435,936    1,183,981      840,191      866,643      921,201      643,659      468,926       -44%

Net Unique Offers  1,392,747   1,683,661    1,445,575    1,441,620    1,391,478    1,533,442    1,195,664    1,225,988       -15%
Offers Booked        709,576     963,167      779,319      584,505      580,555      619,590      441,406      341,244       -42%
Bind Rate               50.9%       57.2%        53.9%        40.5%        41.7%        40.4%        36.9%        27.8%


bind rate = offers booked/net unique offers



AIR PRODUCT WAS LAUNCHED ON APRIL 6, 1998

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

priceline.com Incorporated
--------------------------------------------------------------------------------
Hotels


                                                                                                                            4Q02 VS.
                       1Q01         2Q01         3Q01         4Q01         1Q02         2Q02         3Q02         4Q02       4Q01
                      -------      -------      -------      -------      -------      -------      -------      -------    -------
Room Nights Sold      432,884      680,604      879,922      789,638      909,107    1,089,586    1,144,988      961,124      22%

Net Unique Offers     351,952      516,816      647,446      554,523      629,145      812,285      931,323      748,200      35%
Offers Booked         188,278      311,121      394,807      384,463      417,306      499,065      539,899      463,434      21%
Bind Rate                53.5%        60.2%        61.0%        69.3%        66.3%        61.4%        58.0%        61.9%


bind rate = offers booked/net unique offers


HOTEL PRODUCT WAS LAUNCHED ON OCTOBER 28, 1998

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.

priceline.com Incorporated
--------------------------------------------------------------------------------
Rental Cars


                                                                                                            4Q02 VS.
                     1Q01       2Q01       3Q01       4Q01       1Q02       2Q02       3Q02       4Q02       4Q01
                    -------    -------    -------    -------    -------    -------    -------    -------    -------
Days Sold           607,336    922,545    895,601    720,213    738,021    793,616    741,167    555,465    -23%

Net Unique Offers   229,581    325,235    313,389    261,069    303,611    335,059    302,554    244,278    -6%
Offers Booked       105,970    162,053    160,603    135,781    139,776    148,483    143,593    110,482    -19%
Bind Rate              46.2%      49.8%      51.2%      52.0%      46.0%      44.3%      47.5%      45.2%



bind rate = offers booked/net unique offers


RENTAL CAR PRODUCT WAS LAUNCHED ON FEBRUARY 3, 2000

THE INFORMATION INCLUDED ABOVE IS FOR PRICELINE.COM ONLY. STATISTICS DO NOT INCLUDE PRICELINE.COM EUROPE LTD.